Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.	Registration Statement (Form S-3 No. 333-273864) of Molecular Templates, Inc.,
2.	Registration Statement (Form S-3 No. 333-242078) of Molecular Templates, Inc.,
3.	Registration Statement (Form S-3 No. 333-238937) of Molecular Templates, Inc.,
4.	Registration Statement (Form S-3 No. 333-225223) of Molecular Templates, Inc.,
5.	Registration Statement (Form S-3 No. 333-220477) of Molecular Templates, Inc.,
6.	Registration Statement (Form S-3 No. 333-162719) of Threshold Pharmaceuticals, Inc.,
7.	Registration Statement (Form S-3 No. 333-153475) of Threshold Pharmaceuticals, Inc.,
8.	Registration Statement (Form S-8 No. 333-271071) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
9.	Registration Statement (Form S-8 No. 333-263928) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
10.	Registration Statement (Form S-8 No. 333-254484) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
11.	Registration Statement (Form S-8 No. 333-237148) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
12.	Registration Statement (Form S-8 No. 333-230617) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
13.	Registration Statement (Form S-8 No. 333-225826) of Molecular Templates, Inc. pertaining to the Molecular Templates, Inc. 2018 Equity Incentive Plan,
14.	Registration Statement (Form S-8 No. 333-221002) of Molecular Templates, Inc. pertaining to the 2009 Stock Plan, as amended, the 2014 Equity Incentive Plan, as amended, and the Amended and Restated 2004 Employee Stock Purchase Plan,
15.	Registration Statement (Form S-8 No. 333-210089) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Employee Stock Purchase Plan,
16.	Registration Statement (Form S-8 No. 333-202476) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Employee Stock Purchase Plan,
17.	Registration Statement (Form S-8 No. 333-196249) of Threshold Pharmaceuticals, Inc. pertaining to the 2014 Equity Incentive Plan, and the Amended and Restated 2004 Employee Stock Purchase Plan,
18.	Registration Statement (Form S-8 No. 333-187107) of Threshold Pharmaceuticals, Inc. pertaining to the 2004 Amended and Restated Equity Incentive Plan, and the Amended and Restated 2004 Employee Stock Purchase Plan,
19.	Registration Statement (Form S-8 No. 333-180149) of Threshold Pharmaceuticals, Inc. pertaining to the 2004 Amended and Restated Equity Incentive Plan, and the Amended and Restated 2004 Employee Stock Purchase Plan,
20.	Registration Statement (Form S-8 No. 333-173047) of Threshold Pharmaceuticals, Inc. pertaining to the 2004 Amended and Restated Equity Incentive Plan, and the Amended and Restated 2004 Employee Stock Purchase Plan,
21.	Registration Statement (Form S-8 No. 333-167260) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Equity Incentive Plan,
22.	Registration Statement (Form S-8 No. 333-164865) of Threshold Pharmaceuticals, Inc. pertaining to the 2004 Amended and Restated Equity Incentive Plan, and the Amended and Restated 2004 Employee Stock Purchase Plan,
23.	Registration Statement (Form S-8 No. 333-156733) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Equity Incentive Plan,
24.	Registration Statement (Form S-8 No. 333-143130) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Equity Incentive Plan,
25.	Registration Statement (Form S-8 No. 333-134598) of Threshold Pharmaceuticals, Inc. pertaining to the Amended and Restated 2004 Equity Incentive Plan, and the 2004 Employee Stock Purchase Plan, and
26.	Registration Statement (Form S-8 No. 333-126276) of Threshold Pharmaceuticals, Inc. pertaining to the 2001 Equity Incentive Plan, the 2004 Equity Incentive Plan, and the 2004 Employee Stock Purchase Plan;

of our report dated March 29, 2024, with respect to the consolidated financial statements of Molecular Templates, Inc. included in this Annual Report (Form 10-K) of Molecular Templates, Inc. for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Austin, Texas

March 29, 2024